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                                                                 EXHIBIT 10.74
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                            ALPINE INSURANCE COMPANY
                               CHICAGO, ILLINOIS
                            REINSURANCE CONFIRMATION


CEDENT: Alpine Insurance Company, Chicago, Illinois, in respect of business written by TCO Insurance Services Inc./Trinity MGA Insurance Services, Inc., Bermuda Dunes, California (hereinafter called the "Company").

TYPE OF         Casualty Excess of Loss Reinsurance Agreement.
CONTRACT:

CLASS OF        New and renewal business classified by the company as General
BUSINESS:       Liability, Non-Owned Automobile Liability, Employers Liability,
                and Liquor Liability.

ACCOUNT BASIS:  Underwriting Year (risks attaching).

COVER:          $750,000 excess of $250,000 each Policy, each Loss Occurrence.

TERM:           Effective 12:01 a.m., Pacific Standard Time, May 1, 1995;
                expires 12:01 a.m., Pacific Standard Time, May 1, 1996.

                Runoff to natural expiration or anniversary, not to exceed 12 months plus up to 6 months oddtime, not to exceed 18 months in all. However, Company has option for cutoff, with return of unearned premium portfolio.

TERRITORY:      Losses arising from insureds domiciled or with operations in
                California.

EXCLUSIONS:     Attached.

PREMIUM: Adjustable at 17.5% of NWPI. NWPI defined as original gross premium less acquisition costs, which are not to exceed 30%.

PROFIT          33.33% after 10% RHOE. The first calculation shall be 12 months
COMMISSION:     following the end of the first Agreement Year and annually thereafter until all losses are settled and final. Unlimited deficit carry forward.


                                                                E. W. BLANCH CO.
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ALPINE INS/TRINITY MGA IS CASUALTY XOL-4799                 REINSURANCE SERVICES
APRIL 21, 1995                                                            PAGE 1

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                  IBNR factors as follows:
                  First Adjustment            60%
                  Second Adjustment           40%
                  Third Adjustment            25%
                  All Adjustments Thereafter   0%

                  IBNR Factors are to be applied to the earned reinsurance premium.

                  Payment Schedule:
                  First Adjustment: 25% of Profit Commission due.
                  Second Adjustment: 50% of Profit Commission due, less previous payments.
                  Third Adjustment: 75% of Profit Commission due, less previous payments.
                  Fourth and Subsequent Adjustments: 100% of Profit Commission due, less previous payments.

REPORTS:          Quarterly reports, bordereau and remittance within 60 days.

GENERAL
CONDITIONS:       Subject to the following:

                  Definitions.
                  Loss Occurrence Definition.
                  Net Retained Lines.
                  Ultimate Net Loss (LAE pro rata in addition to limit). Other Reinsurance.
                  Notice of Loss and Loss Settlements.
                  Salvage and Subrogation.
                  Liability to Reinsurers/Follow the fortunes.
                  Commutation - at Company's option
                  Extra Contractual Obligations (80% coverage within treaty limits).
                  Loss in Excess of Policy Limits (80% coverage).
                  Original Conditions.
                  Insolvency.
                  Service of Suit.
                  Accounting.
                  Other Terms and Conditions.


                                                                E. W. BLANCH CO.
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ALPINE INS/TRINITY MGA IS CASUALTY XOL-4799                 REINSURANCE SERVICES
APRIL 21, 1995                                                            PAGE 2

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               Subject to the following BRMA Clauses:

               BRMA  1C -Access to Records
               BRMA  6J -Arbitration
               BRMA 12A -Currency
               BRMA 14C -Errors and Omissions
               BRMA 23A -Intermediary (E. W. Blanch Co.)
               BRMA 32A -Net Retained Lines
               BRMA 36C -Offset
               BRMA 50A -Taxes
               BRMA 55C -Unauthorized Reinsurance

INFORMATION:   Estimated GNWPI, 5/1/95 - 5/1/96: $4,250,000.





                                                                E. W. BLANCH CO.
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                                   EXCLUSIONS

A. This Contract does not apply to and specifically excludes the following:

     1. Assumed treaty reinsurance.
     2. Pollution liability, as excluded in Subject Policies.
     3. Aircraft or airports as respects coverage for all liability arising out of ownership, maintenance or use of any aircraft or flight operations, except for:

        a. Industrial aid, pleasure or business craft when written as incidental to the original policy;

        b. Landing strips without towers or aircraft servicing.

     4. Known aircraft mechanical or structural products pertaining to the airworthiness of any aircraft.

     5. Products recall expenses, warranty liability or tampering liability when written as such.

     6. Operations of railroads and subways, provided, however, this exclusion shall not apply to risks operating exclusively within the insureds premises and which are incidental to the overall operations of the insured.

     7. An oil refinery's actual operations.

     8. Asbestos liability, as excluded in Subject Policies.

     9. Financial guarantee and insolvency.

    10. Nuclear risks as defined in the "Nuclear Incident Exclusion Clause - Liability - Reinsurance" attached to and forming part of this Contract.

    11. Disposal of hazardous chemicals or hazardous waste including transporters, contractors or waste site operators, provided, however, that this exclusion shall not apply to risks classified by the Company as "residential waste haulers".

    12. Manufacture, handling, storage or transportation of any explosive substance intended for use as an explosive ("explosive substance" being defined as any substance manufactured for the express purpose of exploding as differentiated from other commodities used industrially and which are only fortuitously explosive, such as gasoline, fuel gasses and dyestuffs).



                                                                E. W. BLANCH CO.
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ALPINE INS/TRINITY MGA IS CASUALTY XOL-4799                 Reinsurance Services
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13. Health hazard liability on tobacco products manufacturers.

14. Motor vehicle racing, unless incidental to the insured's primary operation.

15. Fidelity or crime coverage for financial institutions.

16. Medical Malpractice or other areas of professional liability (other than Medical Malpractice) unless the professional exposure is considered to be incidental (it being understood that this exclusion shall not apply to druggists, pharmacists, morticians, cemeteries, health studios and reducing salons liability).

17. Political risk or credit insurance.

18. Underground mine operations.

19. SEC liability.

20. All liability of the Company arising by contract, operation of law, or otherwise, from its participation or membership, whether voluntary or involuntary, in any insolvency fund ("insolvency fund" being defined to include any guaranty fund, insolvency fund, plan, pool, association, fund or other arrangement, however denominated, established or governed, which provides for any assessment of or payment or assumption by the Company of part or all of any claim, debt, charge, fee or other obligation of an insurer, or its successors or assigns, which has been declared by any competent authority to be insolvent, or which is otherwise deemed unable to meet any claim, debt, charge, fee or other obligation in whole or in part.

21. Pools and associations, being liability assumed by the Company, directly or indirectly as a participant in or assuming member of reinsurer of any pool or association.

22. Workers' Compensation (including occupational disease) and Employers Liability insurances unless included in a package or umbrella policy. This exclusion shall not apply to contingent Employers Liability ("Stop Gap") coverage that may be attached to Comprehensive General Liability policies in the State of Washington.

23. Circuses and power-driven amusement devices.

24. Fire, police or salvage equipment unless written as a minor part of a fleet of other vehicles which are or otherwise excluded (it being understood that the term "salvage equipment" applies to equipment working in conjunction with fire departments and assigned to answer emergency alarms.

25. Long-haul trucking (generally being understood as regular operations to locations more than 300 miles from the insured's base or bases or operations).



                                                                E. W. BLANCH CO.
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     26. Ocean Marine business and all forms of legal liability arising out of the operation or navigation of ships or vessels, provided, however, this exclusion shall not apply to business classified by the Company as Inland Marine.

     27. Loss caused directly or indirectly by war, whether or not declared, civil war, insurrection, rebellion or revolution or any act or condition incident to the foregoing.

     28. Agricultural spraying and exterminators.

B. The exclusions enumerated above, other than 1,2,8,9,10,13,19,20 and 21 shall not apply when the items or activities enumerated are merely incidental to the main operations of the insured or when the insured's services are sub-contracted for on a limited time basis to perform services for an excluded entity provided such main operations are covered by Subject Policies and are not themselves excluded from the scope of the Contract. The Company shall be the sole judge of what is "incidental" for purposes of this Article.

C. Should the Company, by reason of an inadvertent act, error or omission, be bound to afford coverage excluded hereunder, the Reinsurer shall waive the exclusions. The duration of said waiver shall not extend beyond the time that notice of such coverage has been received by the responsible underwriting authorities of the Company (being defined as the Senior Vice Presidents, Underwriting, or their equivalents) plus the minimum time period required thereafter for the Company to terminate such coverage.

D. The Company may submit to the Reinsurer, for special acceptance hereunder, business not covered by this Contract. If such business is specially accepted by the Reinsurer, it will be subject to the terms of this Contract, except as this Contract's terms are modified by the special acceptance. Any special acceptance business covered under the reinsurance agreement that is replaced by this Contract, if any, shall be automatically covered hereunder. Further, should any subscribing reinsurer become a party to this Contract subsequent to the acceptance of any business not normally covered hereunder, said subscribing reinsurer(s) automatically shall accept such business as being part of this Contract.



                                                                E. W. BLANCH CO.
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ALPINE INS/TRINITY MGA IS CASUALTY XOL-4799                 Reinsurance Services
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                                                                  April 21, 1995



E. W. Blanch Co., Inc.
One Liberty Place
1650 Market Street, Suite 2700
Philadelphia, PA 19103-7301


                         PLACEMENT CONFIRMATION LETTER

     Alpine Insurance Company
     Casualty Excess of Loss
     Effective: May 1,1995

This confirms that Alpine Insurance Company accepts the Terms and Conditions outlined in E. W. Blanch Co. Reinsurance Confirmation of April 21, 1995.

In addition, this confirms that Alpine Insurance Company has authorized and directed E. W. Blanch Co. to place the subject business with those reinsurers listed in E. W. Blanch Co. Reinsurance Confirmation of April 21, 1995.

                                Sincerely,

                                Alpine Insurance Company

                                By:  [SIG]
                                   --------------------------------

                                Title: Sr. V.P./Secretary/General Counsel
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                                Date: April 26, 1995
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